M otion Control Solutions Industrial System s Creating a better tomorrow™… Third Quarter 2023 Earnings November 2, 2023 Louis Pinkham, Chief Executive Officer Rob Rehard, Executive Vice President, Chief Financial Officer

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… 3Q 2023 FORWARD LOOKING STATEMENTS 2 This release contains forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect Regal Rexnord’s current estimates, expectations and projections about Regal Rexnord’s future results, performance, prospects and opportunities. Such forward-looking statements may include, among other things, statements about the acquisition of Altra Industrial Motion Corp. (“Altra”), the benefits and synergies of the acquisition of Altra (the "Altra Transaction"), future opportunities for Regal Rexnord and any other statements regarding Regal Rexnord’s future operations, anticipated economic activity, business levels, credit ratings, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition and other expectations and estimates for future periods. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “confident,” “estimate,” “expect,” “intend,” “plan,” “may,” “will,” “project,” “forecast,” “would,” “could,” “should,” and similar expressions. These forward-looking statements are based upon information currently available to Regal Rexnord and are subject to a number of risks, uncertainties, and other factors that could cause Regal Rexnord's performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause Regal Rexnord’s actual results to differ materially from the results referred to in the forward- looking statements Regal Rexnord makes in this release include: Regal Rexnord’s substantial indebtedness as a result of the Altra Transaction and the effects of such indebtedness on Regal Rexnord's financial flexibility; after the Altra Transaction; Regal Rexnord’s ability to achieve its objectives on reducing its indebtedness on the desired timeline; dependence on key suppliers and the potential effects of supply disruptions; fluctuations in commodity prices and raw material costs; any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects; the possibility that Regal Rexnord may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the Altra Transaction, and the merger with the Rexnord Process & Motion Control business (the “Rexnord PMC business”) within the expected time-frames or at all and to successfully integrate Altra and the Rexnord PMC business; expected or targeted future financial and operating performance and results; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Altra Transaction or our merger with the Rexnord PMC business; Regal Rexnord’s ability to retain key executives and employees; the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on customers and suppliers and the geographies in which they operate; uncertainties regarding the ability to execute restructuring plans within expected costs and timing; challenges to the tax treatment that was elected with respect to the merger with the Rexnord PMC business and related transactions; requirements to abide by potentially significant restrictions with respect to the tax treatment of the merger with the Rexnord PMC business which could limit Regal Rexnord’s ability to undertake certain corporate actions that otherwise could be advantageous; actions taken by competitors and their ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries; the ability to develop new products based on technological innovation, such as the Internet of Things, and marketplace acceptance of new and existing products, including products related to technology not yet adopted or utilized in geographic locations in which Regal Rexnord does business; dependence on significant customers; seasonal impact on sales of products into HVAC systems and other residential applications; risks associated with climate change and uncertainty regarding our ability to deliver on our climate commitments and/or to meet related investor, customer and other third party expectations relating to our sustainability efforts; risks associated with global manufacturing, including risks associated with public health crises and political, societal or economic instability, including instability caused by the conflict between Russia and Ukraine; issues and costs arising from the integration of acquired companies and businesses and the timing and impact of purchase accounting adjustments; prolonged declines in one or more markets, such as heating, ventilation, air conditioning, refrigeration, power generation, oil and gas, unit material handling, water heating and aerospace; economic changes in global markets, such as reduced demand for products, currency exchange rates, inflation rates, interest rates, banking crises, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that Regal Rexnord cannot control; product liability, asbestos and other litigation, or claims by end users, government agencies or others that products or customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated adverse effects or liabilities from business exits or divestitures, including in connection with our proposed sale of the industrial motors and generators businesses that comprise a majority of our Industrial Systems operating segment; Regal Rexnord's ability to identify and execute on future M&A opportunities, including significant M&A transactions; the impact of any such M&A transactions on Regal Rexnord's results, operations and financial condition, including the impact from costs to execute and finance any such transactions; unanticipated costs or expenses that may be incurred related to product warranty issues; infringement of intellectual property by third parties, challenges to intellectual property, and claims of infringement on third party technologies; effects on earnings of any significant impairment of goodwill; losses from failures, breaches, attacks or disclosures involving information technology infrastructure and data; costs and unanticipated liabilities arising from rapidly evolving data privacy laws and regulations; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including, but not limited, to those described in Regal Rexnord's Annual Report on Form 10-K on file with the Securities and Exchange Commission (the "SEC") and from time to time in other filed reports including Regal Rexnord's Quarterly Reports on Form 10-Q. For a more detailed description of the risk factors associated with Regal Rexnord, please refer to Part I, Item 1A - Risk Factors in Regal Rexnord’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 on file with the SEC and subsequent SEC filings. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward- looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this release are made only as of the date of this release and Regal Rexnord undertakes no obligation to update any forward-looking information contained in this release or with respect to the announcements described herein to reflect subsequent events or circumstances.

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… NON-GAAP FINANCIAL MEASURES 3 3Q 2023 We prepare financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. In this presentation, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share, adjusted income from operations, adjusted operating margin, adjusted net sales, net debt, EBITDA, adjusted EBITDA, proforma EBITDA, proforma adjusted EBITDA, normalized adjusted EBITDA, adjusted EBITDA margin, adjusted net income attributable to Regal Rexnord Corporation, adjusted cash flows from operations, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Rexnord Corporation (or free cash flow conversion), adjusted income before taxes, adjusted provision for income taxes and adjusted effective tax rate. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations, and adjusted operating margin to help us manage and evaluate our business and make operating decisions, while other non-GAAP measures are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management. In addition to these non-GAAP measures, we use the term “organic sales growth” and "pro forma organic sales growth" to refer to the increase in our sales between periods that is attributable to organic sales. “Organic sales” refers to GAAP sales from existing operations excluding any sales from acquired businesses recorded prior to the first anniversary of the acquisition and excluding any sales from business divested/to be exited recorded prior to the first anniversary of the exit and excluding the impact of foreign currency translation. “Proforma organic sales” refers to "organic sales" giving effect to the acquisition of Altra. The impact of foreign currency translation is determined by translating the respective period’s organic sales using the currency exchange rates that were in effect during the prior year periods. The assumptions and related pro forma adjustments in the selected financial information presented within this release are consistent with those presented in the Company's Current Reports on Form 8-K filed on June 5, 2023 and September 8, 2023 giving effect to the acquisition of Altra and related transactions and are inclusive of the measurement period adjustments included in the Company's Quarterly Report on Form 10-Q to be filed on November 3, 2023.

M otion Control Solutions Industrial System s Creating a better tomorrow™… Opening Comments & Overview LOUIS PINKHAM, CEO 3Q 2023 Results, 2023 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO 4Q 2021

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… * $ Millions, Except Per Share Data; Non-GAAP Financial Measurement, See Appendix For Reconciliation OPENING COMMENTS & OVERVIEW 5 3Q 2023 Pro Forma Adjusted EBITDA* & Margin* $370.5 $339.2 3Q22 3Q23 Pro Forma Adjusted Net Sales* $1,791.6 $1,649.8 3Q22 3Q23 • Third Quarter Characterized By Solid Execution On FCF & Adj. EBITDA Margins In The Face Of Weaker End Markets • Announced Agreement To Sell Industrial Motors & Generators Businesses For Proceeds Of $400 Million • Sales Up 24.5% Y/Y, Down 8.5% On A Pro Forma Organic Basis o Two Year Stack Of 25% o Four Of Our Top Five End Markets Weakened During 3Q • Pro Forma Daily Orders Down 10.2% o Two Year Stack Of 24% o Still-Elevated Backlogs In IPS & AMC o Early Signs Of Improvement In October • Pro Forma Adjusted EBITDA Margin* Down 10 Bps To 20.6% o Deleverage Rate Of 22.1% • Strong Free Cash Flow* Of $161.5 Million 20.7% 20.6% Adjusted Diluted EPS* $2.66 $2.10 3Q22 3Q23 Free Cash Flow* $111.1 $161.5 3Q22 3Q23

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… AEROSPACE & DEFENSE OVERVIEW 3Q 2023 6 Profile • Vertical Integration of our leading portfolio into higher level assemblies • Leading technology & reliability across flight controls, engine & APU, and landing gear applications • Application expertise in critical applications with highly collaborative customer interaction • Trusted brands with proven track records driving customer loyalty How We Win Key End Markets Growth drivers include electrification of commercial & military aircraft, driven by environmental objectives, along with geopolitical tensions & supply chain risk management Fixed Wing Key Products: Seals, Bearings, Gears, Motors, Magnetics, Clutches, Ball-Screws Weapons & Space Rotary Wing Key Products: Bearings, Clutches, Seals, Motors, Sensors Land & Sea Key Products: Motors, Sensors, Ball- Screws, Brakes Key Products: Motors, Ball-Screws, Clutches, Brakes, Bearings Example Application: Engines & APUs, Flight Controls, Landing Gear Example Application: Transmission Gearbox, Cockpit Controls, Utility Actuation Example Application: EO/IR Navigation, Missile Fin Control, Launch Platforms Example Application: Turret Positioning, Utility Actuation, Navigation • Sales of ~$350 Million • 2023 Outlook +20% Organic Growth • 3Y Organic Growth CAGR ~14% • N.A. 89%, EMEA 9%, RoW 2%

M otion Control Solutions Industrial System s Creating a better tomorrow™… 4Q 2021 Opening Comments & Overview LOUIS PINKHAM, CEO 3Q 2023 Results, 2023 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Sales • Pro Forma Organic Net Sales ~Flat • Key Drivers o Data Center (+) o Aerospace (+) o Medical (+) o Factory Automation (-) AUTOMATION & MOTION CONTROL * Non-GAAP Financial Measurement, See Appendix For Reconciliation Strong Execution Against A Mixed End Market Backdrop 8 3Q 2023 Pro Forma Adjusted Net Sales* ($M) $420.8 $419.8 3Q22 3Q23 Pro Forma Adjusted EBITDA* ($M) & EBITDA Margin* $95.4 $100.4 3Q22 3Q23 22.7% 24.0%

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Sales • Pro Forma Organic Net Sales* Down 3.7% • Key Drivers o General Industrial (-) o Agriculture (-) o Energy (+) o Metals & Mining (+) INDUSTRIAL POWERTRAIN SOLUTIONS * Non-GAAP Financial Measurement, See Appendix For Reconciliation Pursuing Synergies, While Managing Weaker End Markets & Challenging Mix 9 3Q 2023 $235.2 $53. 5 $43. 4 Pro Forma Adjusted Net Sales* ($M) $653.7 $640.7 3Q22 3Q23 Pro Forma Adjusted EBITDA* ($M) & EBITDA Margin* $163.2 $1 8.9 3Q22 3Q23 25.0% 21.7%

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… POWER EFFICIENCY SOLUTIONS * Non-GAAP Financial Measurement, See Appendix For Reconciliation Disciplined Execution Driving Margin Gains & Strong Deleverage Sales • Organic Sales* Down 19.1% • Key Drivers o N.A. Residential HVAC (-) o China & Europe (-) o U.S. General Commercial (-) $21.3 $39.0 10 $189.8 3Q 2023 $135. 7 $165. 5 Adjusted Net Sales* ($M) $569.1 $461.3 3Q22 3Q23 Adjusted EBITDA* ($M) & EBITDA Margin $94.3 $90.7 3Q22 3Q23 16.6% 19.7%

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Capital Expenditures • $25.2 Million in 3Q 2023 Effective Tax Rate (ETR) • 23.7% Adj. ETR* in 3Q 2023 Restructuring & Related Costs • $17.8 Million in 3Q 2023 OTHER FINANCIAL UPDATES Balance Sheet at September 30, 2023 • Total Debt of $6,497.6 Million • Net Debt* of $5,898.8 Million • Net Debt*/Normalized Adj. EBITDA* of 3.86** • Interest Coverage Ratio Of 3.24** Free Cash Flow* • $161.5 Million in 3Q 2023 * Non-GAAP Financial Measurement, See Appendix For Reconciliation ** Metric Calculated Including Altra Synergies Expected To Be Realized In The Next 24 Months 11 3Q 2023

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… End Market Headwinds More Challenging In 3Q/2H END MARKET GROWTH UPDATE 12 3Q 2023

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Strong Cash Flow & Steady Y/Y Margins Despite Weaker End Markets 2023 OUTLOOK UPDATE 13 3Q 2023 • Revising 2023 Outlook For Adjusted EPS* Down To A Range Of $9.05 - $9.25 (M/P $9.15) Versus Prior Range Of $10.20 - $10.60 (M/P $10.40). ◦ Primary Drivers Are Weaker End Markets And Weaker Mix • Revenue For 2023 Now Expected To Be ~$6.25 Billion Versus Prior Expectation Of ~$6.5 Billion. ◦ Pro Forma 2023 Revenue Now Expected To Be ~$6.7 Billion Versus Prior Expectation Of ~$6.95 Billion • Adjusted EBITDA Margin Now Expected To Be ~21% Versus Prior Expectation Of ~22% • Reiterate Expectation For Free Cash Flow To Be Above $650 Million

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Expect Modest Sequential Improvement In 4Q Margins 2023 4Q SEGMENT OUTLOOK 14 3Q 2023

M otion Control Solutions Industrial System s Creating a better tomorrow™… 4Q 2021 Opening Comments & Overview LOUIS PINKHAM, CEO 3Q 2023 Results, 2023 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO

M otion Control Solutions Industrial System s Creating a better tomorrow™… 4Q 2021 Opening Comments & Overview LOUIS PINKHAM, CEO 3Q 2023 Results, 2023 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 17 3Q 2023 ADJUSTED DILUTED EARNINGS PER SHARE Three Months Ended Nine Months Ended Sep 30, 2023 Sep 30, 2022 Sep 30, 2023 Sep 30, 2022 GAAP (Loss) Earnings Per Share $ (2.10) $ 1.80 $ (1.71) $ 5.76 Intangible Amortization 0.99 0.51 2.53 1.56 Restructuring and Related Costs (a) 0.21 0.29 0.46 0.47 Share-Based Compensation Expense (b) 0.15 0.08 0.64 0.22 Inventory Step Up 0.10 (0.04) 0.60 0.06 Impairments and Exit Related Costs 0.04 — 0.07 — Loss on Assets Held for Sale and Gain on Sale of Assets 1.69 — 1.69 (0.04) Goodwill Impairment 0.86 — 0.86 — Transaction and Related Costs (c) 0.13 — 1.60 0.05 Discrete Tax Items 0.03 0.02 0.13 0.02 Adjusted Diluted Earnings Per Share $ 2.10 $ 2.66 $ 6.87 $ 8.10 (a) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes $7.5 Million of accelerated depreciation for the three and nine months ended September 2023. (b) Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023. (c) For 2023, primarily relates to (1) legal, professional service, severance, certain other employee compensation and financing costs and incremental net interest expense on new debt associated with the Altra Transaction and (2) legal and professional service costs associated with the strategic review of the Industrial Systems operating segment. For 2022, primarily relates to legal and professional service costs associated with the merger with the Rexnord PMC business and acquisition of the Arrowhead business.

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 18 3Q 2023 2023 ADJUSTED ANNUAL GUIDANCE Minimum Maximum 2023 GAAP Diluted EPS Annual Guidance $ (1.07) $ (0.87) Intangible Amortization 3.55 3.55 Restructuring and Related Costs (a) 0.78 0.78 Share-Based Compensation Expense (b) 0.80 0.80 Inventory Step Up 0.60 0.60 Impairments and Exit Related Costs 0.07 0.07 Loss on Assets Held for Sale and Gain on Sale of Assets 1.69 1.69 Goodwill Impairment 0.86 0.86 Transaction and Related Costs (c) 1.64 1.64 Discrete Tax Items 0.13 0.13 2023 Adjusted Diluted EPS Annual Guidance $ 9.05 $ 9.25 (a) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes the impact of accelerated depreciation. (b) Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023. (c) Primarily relates to (1) legal, professional service, severance, certain other employee compensation and financing costs and incremental net interest expense on new debt associated with the Altra Transaction and (2) legal and professional service costs associated with the strategic review of the Industrial Systems operating segment.

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 19 3Q 2023 2023 NET INCOME TO ADJUSTED EBITDA ANNUAL GUIDANCE (Dollars in Millions) Minimum Maximum Net (Loss) Income $ (65.4) $ (50.0) Plus: Income Taxes 48.5 53.1 Plus: Interest Expense 430.5 430.5 Less: Interest Income (42.0) (42.0) Plus: Depreciation 170.0 170.0 Plus: Amortization 315.0 315.0 EBITDA $ 856.6 $ 876.6 Plus: Restructuring and Related Costs (a) 68.0 68.0 Plus: Share-Based Compensation Expense (b) 60.0 60.0 Plus: Inventory Step Up 52.9 52.9 Plus: Impairments and Exit Related Costs 6.1 6.1 Plus: Loss on Assets Held for Sale and Gain on Sale of Assets 112.1 112.1 Plus: Goodwill Impairment 57.3 57.3 Plus: Transaction and Related Costs (c) 92.5 92.5 Adjusted EBITDA $ 1,305.5 $ 1,325.5 (a) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes the impact of accelerated depreciation. (b) Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023. (c) Primarily relates to (1) legal, professional service, severance, certain other employee compensation and financing costs and incremental net interest expense on new debt associated with the Altra Transaction and (2) legal and professional service costs associated with the strategic review of the Industrial Systems operating segment.

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 20 3Q 2023 Three Months Ended ADJUSTED EBITDA Industrial Powertrain Solutions Power Efficiency Solutions Automation & Motion Control Industrial Systems Total Regal Rexnord (Dollars in Millions) Sep 30, 2023 Sep 30, 2022 Sep 30, 2023 Sep 30, 2022 Sep 30, 2023 Sep 30, 2022 Sep 30, 2023 Sep 30, 2022 Sep 30, 2023 Sep 30, 2022 GAAP Income (Loss) from Operations $ 39.4 $ 71.9 $ 65.0 $ 70.9 $ 43.1 $ 19.3 $ (167.9) $ 11.8 $ (20.4) $ 173.9 Restructuring and Related Costs (a) 6.7 6.4 8.7 8.8 2.5 8.3 (0.1) 2.2 17.8 25.7 Inventory Step Up 7.1 (3.5) — — 1.7 — — — 8.8 (3.5) Impairments and Exit Related Costs 1.3 — 1.5 — 0.5 — 0.4 — 3.7 — Loss on Assets Held for Sale — — — — — — 112.7 — 112.7 — Goodwill Impairment — — — — — — 57.3 — 57.3 — Transaction and Related Costs (b) 4.8 — — — 2.7 — 3.0 — 10.5 — Adjusted Income from Operations* $ 59.3 $ 74.8 $ 75.2 $ 79.7 $ 50.5 $ 27.6 $ 5.4 $ 14.0 $ 190.4 $ 196.1 Amortization $ 50.5 $ 30.0 $ 2.1 $ 2.1 $ 34.2 $ 13.3 $ 0.2 $ 0.2 $ 87.0 $ 45.6 Depreciation 21.8 11.6 9.8 9.5 11.9 4.5 2.9 2.9 46.4 28.5 Share-Based Compensation Expense 6.4 2.2 2.9 2.4 3.1 0.8 0.5 0.4 12.9 5.8 Other Income, Net 0.9 0.4 0.7 0.6 0.7 0.2 0.2 0.1 2.5 1.3 Adjusted EBITDA $ 138.9 $ 119.0 $ 90.7 $ 94.3 $ 100.4 $ 46.4 $ 9.2 $ 17.6 $ 339.2 $ 277.3 GAAP Operating Margin % 6.1% 17.3% 14.1% 12.5% 10.3% 10.0% (131.2)% 8.0% (1.2)% 13.1% Adjusted Operating Margin % 9.3% 18.0% 16.3% 14.0% 12.0% 14.3% 4.2% 9.5% 11.5% 14.8% Adjusted EBITDA Margin % 21.7% 28.6% 19.7% 16.6% 24.0% 24.1% 7.2% 11.9% 20.6% 20.9% (a) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes $7.5 Million of accelerated depreciation in 2023. (b) Primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and (2) legal and professional service costs associated with the strategic review of the Industrial Systems operating segment.

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 21 3Q 2023 Nine Months Ended ADJUSTED EBITDA Industrial Powertrain Solutions Power Efficiency Solutions Automation & Motion Control Industrial Systems Total Regal Rexnord (Dollars in Millions) Sep 30, 2023 Sep 30, 2022 Sep 30, 2023 Sep 30, 2022 Sep 30, 2023 Sep 30, 2022 Sep 30, 2023 Sep 30, 2022 Sep 30, 2023 Sep 30, 2022 GAAP Income (Loss) from Operations $ 105.5 $ 187.0 $ 170.2 $ 261.3 $ 86.5 $ 53.8 $ (162.1) $ 36.6 $ 200.1 $ 538.7 Restructuring and Related Costs (a) 10.1 16.2 24.1 10.1 5.0 12.8 0.8 2.5 40.0 41.6 Inventory Step Up 38.7 3.0 — — 14.2 2.5 — — 52.9 5.5 Impairments and Exit Related Costs 1.6 — 1.5 — 2.6 — 0.4 — 6.1 — Loss on Assets Held for Sale and Gain on Sale of Assets — (2.6) — (0.7) (0.6) — 112.7 — 112.1 (3.3) Goodwill Impairment — — — — — — 57.3 — 57.3 — Transaction and Related Costs (b) 53.3 2.9 — — 29.2 1.4 6.9 — 89.4 4.3 Adjusted Income from Operations $ 209.2 $ 206.5 $ 195.8 $ 270.7 $ 136.9 $ 70.5 $ 16.0 $ 39.1 $ 557.9 $ 586.8 Amortization $ 132.0 $ 90.8 $ 6.3 $ 6.4 $ 83.8 $ 41.6 $ 0.6 $ 0.6 $ 222.7 $ 139.4 Depreciation 56.3 37.5 29.1 29.1 29.6 14.8 9.2 9.6 124.2 91.0 Share-Based Compensation Expense (c) 25.0 6.3 7.7 6.3 14.7 3.5 1.7 0.9 49.1 17.0 Other Income, Net 2.5 1.3 2.0 1.8 1.6 0.6 0.6 0.4 6.7 4.1 Adjusted EBITDA $ 425.0 $ 342.4 $ 240.9 $ 314.3 $ 266.6 $ 131.0 $ 28.1 $ 50.6 $ 960.6 $ 838.3 GAAP Operating Margin % 6.0% 14.9% 12.2% 15.1% 7.9% 9.4% (40.4)% 8.7% 4.3% 13.6% Adjusted Operating Margin % 11.9% 16.5% 14.1% 15.7% 12.5% 12.3% 4.0% 9.3% 12.0% 14.8% Adjusted EBITDA Margin % 24.2% 27.3% 17.3% 18.2% 24.3% 22.9% 7.0% 12.1% 20.7% 21.1% (a) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes $7.5 Million of accelerated depreciation in 2023. (b) For 2023, primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and (2) legal and professional service costs associated with the strategic review of the Industrial Systems operating segment. For 2022, primarily relates to legal and professional service costs associated with the merger with the Rexnord PMC business and acquisition of the Arrowhead business. (c) Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023.

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 22 3Q 2023 NET INCOME TO ADJUSTED EBITDA (Dollars in Millions) Three Months Ended Nine Months Ended Sep 30, 2023 Sep 30, 2022 Sep 30, 2023 Sep 30, 2022 Net (Loss) Income $ (138.6) $ 121.9 $ (110.9) $ 392.2 Plus: Income Taxes 12.7 33.2 34.9 110.0 Plus: Interest Expense 111.5 21.4 323.3 43.8 Less: Interest Income (3.5) (1.3) (40.5) (3.2) Plus: Depreciation 46.4 28.5 124.2 91.0 Plus: Amortization 87.0 45.6 222.7 139.4 EBITDA* 115.5 249.3 553.7 773.2 Plus: Restructuring and Related Costs (a) 17.8 25.7 40.0 41.6 Plus: Share-Based Compensation Expense (b) 12.9 5.8 49.1 17.0 Plus: Inventory Step Up 8.8 (3.5) 52.9 5.5 Plus: Impairments and Exit Related Costs 3.7 — 6.1 — Plus: Loss on Assets Held for Sale and Gain on Sale of Assets 112.7 — 112.1 (3.3) Plus: Goodwill Impairment 57.3 — 57.3 — Plus: Transaction and Related Costs (c) 10.5 — 89.4 4.3 Adjusted EBITDA $ 339.2 $ 277.3 $ 960.6 $ 838.3 (a) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes $7.5 Million of accelerated depreciation for the three and nine months ended September 2023. (b) Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023. (c) For 2023, primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and (2) legal and professional service costs associated with the strategic review of the Industrial Systems operating segment. For 2022, primarily relates to legal and professional service costs associated with the merger with the Rexnord PMC business and acquisition of the Arrowhead business.

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 23 3Q 2023 ADJUSTED NET SALES (Dollars in Millions) Three Months Ended Industrial Powertrain Solutions Power Efficiency Solutions Automation & Motion Control Industrial Systems Total Regal Rexnord Sep 30, 2023 Sep 30, 2022 Sep 30, 2023 Sep 30, 2022 Sep 30, 2023 Sep 30, 2022 Sep 30, 2023 Sep 30, 2022 Sep 30, 2023 Sep 30, 2022 Net Sales $ 640.7 $ 415.6 $ 461.3 $ 569.1 $ 419.8 $ 192.6 $ 128.0 $ 148.0 $ 1,649.8 $ 1,325.3 Adjusted Net Sales $ 640.7 $ 415.6 $ 461.3 $ 569.1 $ 419.8 $ 192.6 $ 128.0 $ 148.0 $ 1,649.8 $ 1,325.3 ADJUSTED NET SALES (Dollars in Millions) Nine Months Ended Industrial Powertrain Solutions Power Efficiency Solutions Automation & Motion Control Industrial Systems Total Regal Rexnord Sep 30, 2023 Sep 30, 2022 Sep 30, 2023 Sep 30, 2022 Sep 30, 2023 Sep 30, 2022 Sep 30, 2023 Sep 30, 2022 Sep 30, 2023 Sep 30, 2022 Net Sales $ 1,753.8 $ 1,254.0 $ 1,390.9 $ 1,731.7 $ 1,096.1 $ 571.0 $ 401.7 $ 416.5 $ 4,642.5 $ 3,973.2 Adjusted Net Sales $ 1,753.8 $ 1,254.0 $ 1,390.9 $ 1,731.7 $ 1,096.1 $ 571.0 $ 401.7 $ 416.5 $ 4,642.5 $ 3,973.2

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 24 3Q 2023 ADJUSTED EFFECTIVE TAX RATE Three Months Ended Nine Months Ended Sep 30, 2023 Sep 30, 2022 Sep 30, 2023 Sep 30, 2022 (Loss) Income before Taxes $ (125.9) $ 155.1 $ (76.0) $ 502.2 Provision for Income Taxes 12.7 33.2 34.9 110.0 Effective Tax Rate (10.1) % 21.4% (45.9) % 21.9% (Loss) Income before Taxes $ (125.9) $ 155.1 $ (76.0) $ 502.2 Intangible Amortization 87.0 45.6 222.7 139.4 Restructuring and Related Costs (a) 17.8 25.7 40.0 41.6 Share-Based Compensation Expense (b) 12.9 5.8 49.1 17.0 Inventory Step Up 8.8 (3.5) 52.9 5.5 Impairments and Exit Related Costs 3.7 — 6.1 — Loss on Assets Held for Sale and Gain on Sale of Assets 112.7 — 112.1 (3.3) Goodwill Impairment 57.3 — 57.3 — Transaction and Related Costs (c) 10.5 — 128.7 4.3 Adjusted Income before Taxes* $ 184.8 $ 228.7 $ 592.9 $ 706.7 Provision for Income Taxes $ 12.7 $ 33.2 $ 34.9 $ 110.0 Tax Effect of Intangible Amortization 21.1 11.2 54.1 34.2 Tax Effect from Restructuring and Related Costs 3.8 6.3 9.7 10.3 Tax Effect of Share-Based Compensation Expense 2.6 0.8 6.3 2.3 Tax Effect of Inventory Step Up 2.1 (0.8) 12.7 1.3 Tax Effect from Impairments and Exit Related Costs 0.9 — 1.5 — Tax Effect of Loss on Assets Held for Sale and Gain on Sale of Assets — — (0.1) (0.8) Tax Effect of Transaction and Related Costs 2.0 — 21.8 1.0 Discrete Tax Items (1.4) (1.4) (8.2) (1.4) Adjusted Provision for Income Taxes* $ 43.8 $ 49.3 $ 132.7 $ 156.9 Adjusted Effective Tax Rate* 23.7% 21.6% 22.4% 22.2% (a) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes $7.5 Million of accelerated depreciation for the three and nine months ended September 2023. (b) Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023. (c) For 2023, primarily relates to (1) legal, professional service, severance, certain other employee compensation and financing costs and incremental net interest expense on new debt associated with the Altra Transaction and (2) legal and professional service costs associated with the strategic review of the Industrial Systems operating segment. For 2022, primarily relates to legal and professional service costs associated with the merger with the Rexnord PMC business and acquisition of the Arrowhead business.

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 25 3Q 2023 FREE CASH FLOW Three Months Ended Nine Months Ended Sep 30, 2023 Sep 30, 2022 Sep 30, 2023 Sep 30, 2022 Net Cash Provided by Operating Activities $ 186.7 $ 133.1 $ 514.0 $ 238.0 Payments for Certain Acquisition Costs (Net of Tax of $11.4 Million) (a) — — 86.9 — Adjusted Cash Flows from Operations* 186.7 133.1 600.9 238.0 Additions to Property Plant and Equipment (25.2) (22.0) (88.7) (54.6) Free Cash Flow $ 161.5 $ 111.1 $ 512.2 $ 183.4 GAAP Net (Loss) Income Attributable to Regal Rexnord Corporation $ (139.5) $ 119.8 $ (113.3) $ 387.4 Certain Acquisition Costs (Net of Tax of $5.9 Million) (b) — — 32.3 — Write-Off of Bridge Facility Costs (Net of Tax of $4.1 Million) — — 13.0 — Loss on Assets Held for Sale (Zero Tax Impact) 112.7 — 112.7 — Impairments (Net of Tax of $0.9 Million and $1.5 Million, respectively) 60.1 — 61.9 — Adjusted Net Income Attributable to Regal Rexnord Corporation* $ 33.3 $ 119.8 $ 106.6 $ 387.4 Free Cash Flow as a Percentage of Adjusted Net Income Attributable to Regal Rexnord Corporation* 485.0% 92.7% 480.5% 47.3% (a) Reflects the payment of Regal Rexnord's and Altra's advisor success fees. (b) Reflects the charge related to Regal Rexnord's advisor success fees.

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 26 3Q 2023 ORGANIC SALES GROWTH Three Months Ended September 30, 2023 Industrial Powertrain Solutions Power Efficiency Solutions Automation & Motion Control Industrial Systems Total Regal Rexnord Net Sales Three Months Ended Sep 30, 2023 $ 640.7 $ 461.3 $ 419.8 $ 128.0 $ 1,649.8 Net Sales from Businesses Acquired (245.5) — (216.6) — (462.1) Impact from Foreign Currency Exchange Rates (5.5) (0.7) — 0.5 (5.7) Organic Sales Three Months Ended Sep 30, 2023 $ 389.7 $ 460.6 $ 203.2 $ 128.5 $ 1,182.0 Net Sales Three Months Ended Sep 30, 2022 $ 415.6 $ 569.1 $ 192.6 $ 148.0 $ 1,325.3 Adjusted Net Sales Three Months Ended Sep 30, 2022 $ 415.6 $ 569.1 $ 192.6 $ 148.0 $ 1,325.3 Three Months Ended Sep 30, 2023 Organic Sales Growth % (6.2) % (19.1) % 5.5% (13.2) % (10.8) % Three Months Ended Sep 30, 2023 Net Sales Growth % 54.2% (18.9) % 118.0% (13.5) % 24.5%

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 27 3Q 2023 ORGANIC SALES GROWTH Nine Months Ended September 30, 2023 Industrial Powertrain Solutions Power Efficiency Solutions Automation & Motion Control Industrial Systems Total Regal Rexnord Net Sales Nine Months Ended Sep 30, 2023 $ 1,753.8 $ 1,390.9 $ 1,096.1 $ 401.7 $ 4,642.5 Net Sales from Businesses Acquired (529.6) — (483.9) — (1,013.5) Impact from Foreign Currency Exchange Rates 3.4 10.2 4.2 7.4 25.2 Organic Sales Nine Months Ended Sep 30, 2023 $ 1,227.6 $ 1,401.1 $ 616.4 $ 409.1 $ 3,654.2 Net Sales Nine Months Ended Sep 30, 2022 $ 1,254.0 $ 1,731.7 $ 571.0 $ 416.5 $ 3,973.2 Adjusted Net Sales Nine Months Ended Sep 30, 2022 $ 1,254.0 $ 1,731.7 $ 571.0 $ 416.5 $ 3,973.2 Nine Months Ended Sep 30, 2023 Organic Sales Growth % (2.1) % (19.1) % 8.0% (1.8) % (8.0) % Nine Months Ended Sep 30, 2023 Net Sales Growth % 39.9% (19.7) % 92.0% (3.6) % 16.8%

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 28 3Q 2023 DEBT TO EBITDA Last Twelve Months Sep 30, 2023 Proforma Net Loss (a) $ (98.6) Plus: Income Taxes 25.4 Plus: Interest Expense 484.2 Less: Interest Income (13.3) Plus: Depreciation 187.5 Plus: Amortization 348.0 Proforma EBITDA* $ 933.2 Plus: Restructuring and Related Costs (b) 60.5 Plus: Share-Based Compensation Expense (c) 61.4 Plus: Inventory Step Up 52.9 Plus: Impairments and Exit Related Costs 8.9 Plus: Loss on Assets Held for Sale and Gain on Sale of Assets 112.1 Plus: Goodwill Impairment 57.3 Plus: Transaction and Related Costs (d) 121.7 Proforma Adjusted EBITDA* $ 1,408.0 Altra Synergies Expected to be Realized Within 24 Months 120.0 Normalized Adjusted EBITDA $ 1,528.0 Current Maturities of Long-Term Debt $ 3.7 Long-Term Debt 6,493.9 Total Gross Debt $ 6,497.6 Cash (e) (598.8) Net Debt $ 5,898.8 Gross Debt/Normalized Adjusted EBITDA 4.25 Net Debt/Normalized Adjusted EBITDA 3.86 (a) Includes Altra results. (b) Relates to costs associated with actions taken for employee reductions, facility consolidations and site closures, product line exits and other asset charges. Includes $7.5 Million of accelerated depreciation in 2023. (c) Includes the impact related to the accelerated vesting of awards for certain former Altra employees in the first quarter 2023. (d) For 2023, primarily relates to (1) legal, professional service, and certain other employee compensation costs associated with the Altra Transaction and (2) legal and professional service costs associated with the strategic review of the Industrial Systems operating segment. For 2022, primarily relates to legal and professional service costs associated with the merger with the Rexnord PMC business and acquisition of the Arrowhead business. (e) This amount includes $58.2 Million cash and cash equivalents included in Assets Held for Sale.

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 29 3Q 2023 PRO FORMA ORGANIC SALES GROWTH (INCLUDING ALTRA) Three Months Ended September 30, 2023 Industrial Powertrain Solutions Power Efficiency Solutions Automation & Motion Control Industrial Systems Total Regal Rexnord Net Sales Three Months Ended Sep 30, 2023 $ 640.7 $ 461.3 $ 419.8 $ 128.0 $ 1,649.8 Impact from Foreign Currency Exchange Rates (11.1) (0.7) 0.4 0.4 (11.0) Pro Forma Organic Sales Three Months Ended Sep 30, 2023 $ 629.6 $ 460.6 $ 420.2 $ 128.4 $ 1,638.8 Net Sales Three Months Ended Sep 30, 2022 $ 415.6 $ 569.1 $ 192.6 $ 148.0 $ 1,325.3 Net Sales from Businesses Acquired 238.1 — 228.2 — 466.3 Pro Forma Adjusted Net Sales Three Months Ended Sep 30, 2022 $ 653.7 $ 569.1 $ 420.8 $ 148.0 $ 1,791.6 Three Months Ended Sep 30, 2023 Pro Forma Organic Sales Growth % (3.7) % (a) (19.1) % (0.1) % (a) (13.2) % (8.5) % (a) Three Months Ended Sep 30, 2023 Pro Forma Net Sales Growth % (2.0) % (b) (18.9) % (0.2) % (b) (13.5) % (7.9) % (b) (a) Amounts adjusted to reflect pro forma organic sales growth. (b) Amounts adjusted to reflect pro forma net sales growth.

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 30 3Q 2023 PRO FORMA ORGANIC SALES GROWTH (INCLUDING ALTRA) Nine Months Ended September 30, 2023 Industrial Powertrain Solutions Power Efficiency Solutions Automation & Motion Control Industrial Systems Total Regal Rexnord Net Sales Six Months Ended Sep 30, 2023 $ 1,753.8 $ 1,390.9 $ 1,096.1 $ 401.7 $ 4,642.5 Net Sales from Businesses Acquired 234.4 — 216.7 — 451.1 Impact from Foreign Currency Exchange Rates 4.1 10.2 14.9 7.3 36.5 Pro Forma Organic Sales Six Months Ended Sep 30, 2023 $ 1,992.3 $ 1,401.1 $ 1,327.7 $ 409.0 $ 5,130.1 Net Sales Six Months Ended Sep 30, 2022 $ 1,254.0 $ 1,731.7 $ 571.0 $ 416.5 $ 3,973.2 Net Sales from Businesses Acquired (a) 742.9 — 691.8 — 1,434.7 Pro Forma Adjusted Net Sales Six Months Ended Sep 30, 2022 $ 1,996.9 $ 1,731.7 $ 1,262.8 $ 416.5 $ 5,407.9 Six Months Ended Sep 30, 2023 Pro Forma Organic Sales Growth (0.2) % (b) (19.1) % 5.1% (b) (1.8) % (5.1) % (b) Six Months Ended Sep 30, 2023 Pro Forma Net Sales Growth % (12.2) % (c) (19.7) % (13.2) % (c) (3.6) % (14.2) % (c) (a) Excludes the revenues from Altra's Jacobs Vehicle Systems business, which was sold in April 2022. (b) Amounts adjusted to reflect pro forma organic sales growth. (c) Amounts adjusted to reflect pro forma net sales growth.

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 31 3Q 2023 PRO FORMA NET INCOME TO ADJUSTED EBITDA Unaudited (Dollars in Millions) Three Months Ended Sep 30, 2022 Pro Forma Net Sales $ 1,791.6 Pro Forma Adjusted Net Sales $ 1,791.6 Pro Forma Net Income $ 71.6 Plus: Income Taxes 22.4 Plus: Interest Expense 106.6 Less: Interest Income (1.3) Plus: Depreciation 45.1 Plus: Amortization 86.4 Pro Forma EBITDA 330.8 Plus: Restructuring and Related Costs 29.6 Plus: Share-Based Compensation Expense 9.7 Less: Inventory Step Up (3.5) Plus: Impairments and Exit Related Costs 3.0 Plus: Transaction and Related Costs 0.9 Pro Forma Adjusted EBITDA $ 370.5 Pro Forma Adjusted EBITDA Margin % 20.7%

©2023 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 32 3Q 2023 PRO FORMA ADJUSTED EBITDA Three Months Ended September 30, 2022 (Dollars in Millions) Industrial Powertrain Solutions Power Efficiency Solutions Automation & Motion Control Industrial Systems Total Regal Rexnord Pro Forma Net Sales $ 653.7 $ 569.1 $ 420.8 $ 148.0 $ 1,791.6 Pro Forma Adjusted Net Sales $ 653.7 $ 569.1 $ 420.8 $ 148.0 $ 1,791.6 Pro Forma GAAP Income from Operations $ 77.7 $ 70.9 $ 36.9 $ 11.8 $ 197.3 Transaction and Related Costs 0.5 — 0.4 — 0.9 Inventory Step Up (3.5) — — — (3.5) Restructuring and Related Costs 8.4 8.8 10.2 2.2 29.6 Impairments and Exit Related Costs 3.0 — — — 3.0 Gain on Sale of Assets — — — — — Pro Forma Adjusted Income from Operations $ 86.1 $ 79.7 $ 47.5 $ 14.0 $ 227.3 Amortization $ 50.6 $ 2.1 $ 33.5 $ 0.2 $ 86.4 Depreciation 21.5 9.5 11.2 2.9 45.1 Share-Based Compensation Expense 4.2 2.4 2.7 0.4 9.7 Other Income, Net 0.8 0.6 0.5 0.1 2.0 Pro Forma Adjusted EBITDA $ 163.2 $ 94.3 $ 95.4 $ 17.6 $ 370.5 Pro Forma Adjusted EBITDA Margin % 25.0% 16.6% 22.7% 11.9% 20.7%